UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

Ingram Micro Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.
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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Ingram Micro Inc. (“Ingram Micro”) by Tianjin Tianhai Investment Company, Ltd. (“Tianjin Tianhai”) and a wholly-owned subsidiary of Tianjin Tianhai (“Merger Subsidiary”) pursuant to the terms of an Agreement and Plan of Merger, dated February 17, 2016, by and among Ingram Micro, Tianjin Tianhai and Merger Subsidiary:

(i)	Ingram Micro Deal FAQs

(ii)	Ingram Micro Town Hall Announcement Presentation

(iii)	Ingram Micro Vendor Letter

(iv)	Ingram Micro Customer Letter

(v)	Letter to Ingram Micro Global Associates;

(vi)	Frequently Asked Questions – Associates

(vii)	Ingram Micro Infographic

Each item listed above was first used or made available on February 17, 2016

Ingram Micro Deal FAQs

1.	Why is Ingram Micro selling itself? Why now?

•	The Board regularly evaluates opportunities to maximize value and believes that this transaction is in the best interest of our stockholders.

•	We believe that the merger delivers near term, considerable value to our stockholders at a substantial premium.

2.	How did this transaction come about? Who reached out to whom?

•	In connection with the merger and the related stockholder approval process, Ingram Micro will be filing a proxy with the SEC in the coming weeks which provides context about the background of the merger as well as the decision process of Ingram Micro’s Board of Directors.

3.	Why is this premium / valuation a good deal for Stockholders?

•	Along with the assistance of its advisors, the Board determined that this transaction to be acquired by Tianjin Tianhai Investment Company, Ltd. (Tianjin Tianhai), a subsidiary of the HNA Group, is in the best interest of our stockholders.

•	The transaction delivers near-term, compelling value to our stockholders at a substantial premium, a premium of approximately 39% over the average closing share price for the 30 trading days ended February 16, 2016.

4.	Is there a go-shop provision?

•	No

5.	What regulatory reviews are required?

•	This transaction is subject to customary regulatory review including antitrust review in the United States, European Union, the PRC and other jurisdictions, as well as clearance by the Shanghai Stock Exchange and other applicable PRC approvals.

•	We do not currently anticipate any major hurdles from regulatory reviews.

•	The parties do not currently plan to file for CFIUS approval.

6.	How is Tianjin Tianhai /HNA Group funding the merger? Are funding commitments already in place?

•	Tianjin Tianhai/HNA Group will fund the merger using its own funds as well as proceeds from financing. Tianjin Tianhai/HNA Group has good working relationships with a number of Chinese banks and financing institutions.

7.	Is there a financing condition?

•	The transaction is not subject to financing closing condition.

•	However, Tianjin Tianhai’s liability is limited to the amount of the termination fee that it may be required to pay under the transaction agreement, but please refer to the transaction agreement that we expect to file shortly for further information regarding the transaction terms.

8.	What stockholder votes are required to approve the merger?

•	Approvals of both Ingram Micro’s and Tianjin Tianhai’s stockholders are required to approve the merger.

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•	The merger must be approved by at least two-thirds of the stockholders of Tianjin Tianhai voting on the transaction at a special meeting called for that purpose. HNA Group will not be permitted to vote its shares in favor of the transaction.

•	In the event that the Tianjin Tianhai stockholders do not vote in favor of the merger, the HNA Group has agreed that it will assume the obligations of Tianjin Tianhai under the merger agreement and become obligated to acquire Ingram Micro directly (subject to satisfaction or waiver of the other conditions in the merger agreement).

9.	Is there a breakup fee? What is it?

•	There is an “interloper” break-up fee of $120 million, but please refer to the transaction agreement that we expect to file shortly for further information regarding the merger terms.

•	The merger agreement also provides that upon termination of the agreement under certain circumstances, Tianjin Tianhai would be obligated to pay Ingram Micro a termination fee, which will be equal to $200 million if the agreement is terminated in the first 30 days after signing, $300 million if the agreement is terminated between the 31st day and the 60th day after signing, and $400 million if the agreement is terminated any time after the 61st day following signing, but please refer to the transaction agreement that we expect to file shortly for further information regarding the transaction terms.

10.	When do you anticipate holding Ingram Micro’s Stockholder vote?

•	We will act promptly to file the required proxy materials and schedule the vote of Ingram Micro’s stockholders.

11.	Why are you suspending your dividend and share repurchase program?

•	As part of the merger agreement, Ingram Micro agreed to suspend our dividend and share repurchase programs.

•	We are confident we are delivering significant stockholders value through this merger.

12.	What happens to Ingram Micro management?

•	Our current management team is expected to remain in place and Ingram Micro will continue to be headquartered in Irvine, California, operating as an subsidiary of Tianjin Tianhai and as part of HNA Group.

13.	What changes should vendors or customers expect when Ingram Micro is a part of HNA Group?

•	We do not expect this merger to impact the way we do business together, it simply represents a change in our equity ownership.

14.	Is this acquisition going to change your financial rating and ability to maintain your credit access and thus support the business?

•	We will be engaging in discussions with the relevant ratings agencies regarding this merger in due course.

•	Our expectation is that Ingram Micro will maintain a healthy balance sheet and a strong financial position that will provide our vendor and customer partners with the financial support and comfort they are accustomed to when doing business with Ingram Micro.

•	HNA Group has assured us that it will not significantly change our capital structure and we expect to be able to leverage HNA Group’s financial strength.

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15.	Will Ingram Micro maintain the same level of compliance?

•	Maintaining the high level of compliance Ingram Micro is known for is integral to our success.

•	HNA Group has assured us that our compliance efforts will not change regardless of the change in ownership, and specifically that:

•	Our compliance groups throughout the world will remain in place,

•	Your point of contact will remain the same,

•	Our executive team will remain the same, and

•	Our facilities throughout the world will remain the same.

•	Our executive team is committed to maintaining the highest ethical standards and we will remain subject to applicable laws, including U.S. laws and regulations.

16.	Will the Ingram Micro name and brand stay the same?

•	Ingram Micro’s name and brand are well regarded and are not expected to change as a result of this merger.

•	HNA Group has assured us it is committed to maintaining Ingram Micro’s integrity and brand excellence.

•	Our commitment to maintaining our trusted relationships with our vendor and customer partners is unwavering.

17.	Will your business strategy change?

•	We do not anticipate a change in our business strategy as a result of this merger, if anything we will be able to accelerate our investments and execution.

•	HNA Group has assured us it fully supports Ingram Micro’s strategic direction and is dedicated to offering innovative solutions across the IT ecosystem and providing a superior vendor experience.

•	Innovation, new services introduction, brand management and ensuring the stability and continuity of the business operations they acquire are fundamental to HNA Group’s overall strategy.

•	In fact, as a part of HNA Group, Ingram Micro expects to have the ability to accelerate our investments, both organically and through M&A, to enhance and add to our capabilities in high value IT solutions, mobility lifecycle services, commerce and fulfillment solutions and cloud, while also continuing to extend our geographic reach.

Additional Information

In connection with the proposed merger, Ingram Micro will file a proxy statement with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) from the “Investors” section of Ingram Micro’s website or by contacting Ingram Micro’s investor relations department via e-mail at damon.wright@ingrammicro.com

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Participants in the Solicitation

Ingram Micro and its directors, executive officers and other members of its management and employees as well as Tianjin Tianhai and the HNA Group and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Ingram Micro’s stockholders with respect to the merger. Information about Ingram Micro’s directors and executive officers and their ownership of Ingram Micro’s common stock is set forth in the proxy statement for Ingram Micro’s 2015 Annual Meeting of Stockholders and Ingram Micro’s Annual Report on Form 10-K for the fiscal year ended January 3, 2015. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Ingram Micro’s directors and executive officers in the merger, which may be different than those of Ingram Micro’s stockholders generally, by reading the proxy statement (when available) and other relevant documents regarding the merger, which will be filed with the SEC.

Cautionary Statement for the Purpose of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The matters in this communication that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act are based on current management expectations. Certain risks may cause such expectations to not be achieved and, in turn, may have a material adverse effect on Ingram Micro’s business, financial condition and results of operations. Ingram Micro disclaims any duty to update any forward-looking statements. Important risk factors that could cause actual results to differ materially from those discussed in the forward-looking statements include, without limitation: (1) changes in macro-economic and geopolitical conditions can affect our business and results of operations; (2) our acquisition and investment strategies may not produce the expected benefits, which may adversely affect results of operations; (3) we are dependent on a variety of information systems, which, if not properly functioning, and available, or if we experience system security breaches, data protection breaches or other cyber-attacks, could adversely disrupt our business and harm our reputation and net sales; (4) the validity, subsistence and enforceability of the patent portfolio that we currently hold or acquire may be challenged, and we have a risk of being involved in intellectual property disputes that could cause us to incur substantial costs, divert the efforts of management or require us to pay substantial damages or licensing fees; (5) failure to retain and recruit key personnel would harm our ability to meet key objectives; (6) we operate a global business that exposes us to risks associated with conducting business in multiple jurisdictions; (7) our failure to adequately adapt to industry changes could negatively impact our future operating results; (8) we continually experience intense competition across all markets for our products and services; (9) termination of a key supply or services agreement or a significant change in supplier terms or conditions of sale could negatively affect our operating margins, revenue or the level of capital required to fund our operations; (10) substantial defaults by our customers or the loss of significant customers could negatively impact our business, results of operations, financial condition or liquidity; (11) changes in, or interpretations of, tax rules and regulations, changes in the mix of our business amongst different tax jurisdictions, and deterioration of the performance of our business may adversely affect our effective income tax rates or operating margins and we may be required to pay additional taxes and/or tax assessments, as well as record valuation allowances relating to our deferred tax assets; (12) our goodwill and identifiable intangible assets could become impaired, which could reduce the value of our assets and reduce our net income in the year in which the write-off occurs; (13) changes in our credit rating or other market factors, such as adverse capital and credit market conditions or reductions in cash flow from operations may affect our ability to meet liquidity needs, reduce access to capital, and/or increase our costs of borrowing; (14) we cannot predict the outcome of litigation matters and other contingencies that we may be involved with from time to time; (15) Our failure to comply with the requirements of environmental regulations could adversely affect our business; (16) we face a variety of risks in our reliance on third-party service companies, including shipping companies, for the delivery of our products and outsourcing arrangements; (17) changes in accounting rules could adversely affect our future operating results; (18) our quarterly results have fluctuated significantly; (19) despite its global presence, Ingram Micro may fail to proactively identify and tap into emerging markets and geographies; (20) the possibility of our

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acquisition by Tianjin Tianhai / the HNA Group not being timely completed, if completed at all; and (21) prior to the completion of our acquisition by Tianjin Tianhai / the HNA Group, our business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with vendors, customers, licensees, other business partners or governmental entities, or retain key employees. We have historically instituted, and will continue to institute, changes to our strategies, operations and processes in an effort to address and mitigate risks; however, there are no assurances that Ingram Micro will be successful in these efforts. For a further discussion of significant factors to consider in connection with forward-looking statements concerning Ingram Micro, reference is made to our SEC filings, and specifically to Item 1A-Risk Factors, of our latest Annual Report on Form 10K.

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Ingram Micro to Join HNA Group
An Exciting Next Chapter In Ingram Micro’s History
February 17, 2016
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro’s express written permission.

The Announcement
This is an exciting next chapter for Ingram Micro, our associates and our vendor and customer partners
Ingram Micro has entered an agreement to be acquired by Tianjin Tianhai Investment Company, Ltd and become a part of HNA Group
Tianjin Tianhai will acquire all outstanding shares for $38.90 per share DPW1
Final approvals need to be given by:
Ingram Micro and Tianjin Tianhai shareholders; Regulatory agencies
We expect the merger to close in the second half of 2016 DPW2
We expect very little, if anything, to change in the way we do business or interact with our vendor and customer partners, both now and after this merger closes
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro’s express written permission.

Ingram Micro and HNA Group: Stronger Together
Strengthens Ingram Micro’s capabilities to bring industry-leading, differentiated, simplified and easy-to-manage solutions to partners globally
Added flexibility and resources to pursue our strategies
Accelerated organic investment and M&A to invest in a future that lies beyond the next quarter
Ability to even better support our partners business objectives without public company dynamics
Complementary logistics capabilities can provide enhanced service levels to partners
HNA Group gains Ingram Micro’s global infrastructure and solutions portfolio, an outstanding and talented team, a proven business model and a globally recognized brand
$100 billion in combined assets
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro’s express written permission.

STRONGER TOGETHER
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro’s express written permission.

ROLL VIDEO CLIP
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro’s express written permission.

Who is HNA Group?
HNA Group is a Chinese based conglomerate structured around transportation, tourism, logistics and financial services
Aviation, real estate, hotels, commodity retailing, tourism, finance, logistics and ship building
HNA Group has a strong presence in large global markets and in the U.S.
Ranked #464 on the 2015 Fortune Global 500
More than $90 billion in assets; $29 billion annual revenue; 180,000 employees worldwide
Tianjin Tianhai is a Shanghai stock exchange traded company where HNA Group is the largest shareholder
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro’s express written permission.

HNA Group’s Operations Span the Globe…
Aviation Real Estate Tourism, Hotel Finance, Leasing Logistics
1/China 2/Hong Kong China 3/Singapore 4/Australia 5/Turkey 6/Norway 7/ Netherland 8/Belgium 9/France 10/Spain 11/Ghana 12/Unites States of America 13/Switzerland 14/Ireland 15/Brazil
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro’s express written permission.

…and Benefit Millions of People’s Lives Daily
330 retail stores
450 domestic and overseas hotels
A fleet of 820 aircrafts
50 ships of different types
Providing >180thousand jobs
700 international and domestic air routes
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro’s express written permission.

HNA Group’s Successful Acquisition History
Select Deals
HNA Group has a long history of investing in multinational, including U.S.-based businesses, and partnering with leading, well run brands to support and accelerate management’s strategic initiatives
Location/
Announcement Company Deal Value Target Description
Prev. Listing
Ireland;
July 2015 $ 7.6Bn Aircraft leasing
NYSE
Switzerland;
July 2015 $ 2.8Bn Ground handling services
Private
Barbados; Marine container leasing, part of
August 2011 $ 1.0Bn
Subsidiary (GE) General Electric
Brazil;
November 2015 $ 0.5Bn Brazilian airline
Private
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro’s express written permission.

HNA Group is Committed to Accelerating Ingram Micro’s Success
HNA Group has substantial financial and operational resources and fully supports Ingram Micro’s strategic direction and the core values that have made Ingram Micro a trusted partner and industry leader
HNA Group has a long track record of relying on a company’s current management teams and associates to ensure stability and continuity of the businesses and operations
HNA Group’s core values are well aligned with Ingram Micro’s, with HNA Group’s pillars of focus including a commitment to integrity, performance and innovation, as well as a strict emphasis on empowering management and delivering a superior customer experience
HNA Group supports Ingram Micro’s desire to continue investing in key strategic areas
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro’s express written permission.

Celebrating Ingram Micro’s History
Together we have built an industry leader within the IT ecosystem
A significant portion of worldwide technology consumption relies on our daily efforts
We ship more than 500 million units every year
We generate more than $40 billion in annual sales
We’ve produced nearly $1 billion in operating cash flow in the first 9 months of 2015 alone
This is just the beginning for Ingram Micro’s success…Since 2012 we’ve delivered1:
28% revenue growth
48 basis point improvement in gross margin
42% increase in non-GAAP operating income
78 cents added to our annual non-GAAP EPS, a 44% increase
Joining HNA Group is expected to accelerate our future success
We are far from being done, and I am not done
1 Calculations based on FY 2011 financial results compared to FY 2014 financial results
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro’s express written permission.

Same Ingram Micro, New Opportunities
What Will Be Different
Ingram Micro will transition to being a part of HNA Group, with added flexibility and resources
Expect to accelerate key strategic initiatives to better serve vendor and customer partners
Will leverage HNA Group’s complementary logistics capabilities and global presence
Expect to provide Ingram Micro associates with compelling new opportunities to advance career objectives
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro’s express written permission.

Same Ingram Micro, New Opportunities
What We Expect Will Stay the Same
Ingram Micro will remain headquartered in Irvine, CA, led by Alain Monié as CEO
Our brand, purpose, strategy and values remain unchanged
We expect very few, if any, Ingram Micro positions to be impacted by this merger, nor do we plan to close or consolidate any Ingram Micro facilities
All lines of business and local country operations are expected to continue to operate in the same manner as occurs today
Merger will not impact the way Ingram Micro does business with vendors and customers
We remain committed to the core values that have made Ingram Micro an industry leader – Our ur trusted relationships with our value-add partners will not change
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro’s express written permission.

Additional Information
In connection with the proposed merger, Ingram Micro will file a proxy statement with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) from the “Investors” section of Ingram Micro’s website or by contacting Ingram Micro’s investor relations department via e-mail at damon.wright@ingrammicro.com.
Participants in the Solicitation
Ingram Micro and its directors, executive officers and other members of its management and employees as well as Tianjin Tianhai and the HNA Group and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Ingram Micro’s stockholders with respect to the merger. Information about Ingram Micro’s directors and executive officers and their ownership of Ingram Micro’s common stock is set forth in the proxy statement for Ingram Micro’s 2015 Annual Meeting of Stockholders and Ingram Micro’s Annual Report on Form 10-K for the fiscal year ended January 3, 2015. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Ingram Micro’s directors and executive officers in the merger, which may be different than those of Ingram Micro’s stockholders generally, by reading the proxy statement (when available) and other relevant documents regarding the merger, which will be filed with the SEC.
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro’s express written permission.

Cautionary Statement for the Purpose of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
The matters in this communication that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act are based on current management expectations. Certain risks may cause such expectations to not be achieved and, in turn, may have a material adverse effect on Ingram Micro’s business, financial condition and results of operations. Ingram Micro disclaims any duty to update any forward-looking statements. Important risk factors that could cause actual results to differ materially from those discussed in the forward-looking statements include, without limitation: (1) changes in macro-economic and geopolitical conditions can affect our business and results of operations; (2) our acquisition and investment strategies may not produce the expected benefits, which may adversely affect results of operations; (3) we are dependent on a variety of information systems, which, if not properly functioning, and available, or if we experience system security breaches, data protection breaches or other cyber-attacks, could adversely disrupt our business and harm our reputation and net sales; (4) the validity, subsistence and enforceability of the patent portfolio that we currently hold or acquire may be challenged, and we have a risk of being involved in intellectual property disputes that could cause us to incur substantial costs, divert the efforts of management or require us to pay substantial damages or licensing fees;(5) failure to retain and recruit key personnel would harm our ability to meet key objectives; (6) we operate a global business that exposes us to risks associated with conducting business in multiple jurisdictions; (7) our failure to adequately adapt to industry changes could negatively impact our future operating results; (8) we continually experience intense competition across all markets for our products and services; (9) termination of a key supply or services agreement or a significant change in supplier terms or conditions of sale could negatively affect our operating margins, revenue or the level of capital required to fund our operations; (10) substantial defaults by our customers or the loss of significant customers could negatively impact our business, results of operations, financial condition or liquidity; (11) changes in, or interpretations of, tax rules and regulations, changes in the mix of our business amongst different tax jurisdictions, and deterioration of the performance of our business may adversely affect our effective income tax rates or operating margins and we may be required to pay additional taxes and/or tax assessments, as well as record valuation allowances relating to our deferred tax assets; (12) our goodwill and identifiable intangible assets could become impaired, which could reduce the value of our assets and reduce our net income in the year in which the write-off occurs; (13) changes in our credit rating or other market factors, such as adverse capital and credit market conditions or reductions in cash flow from operations may affect our ability to meet liquidity needs, reduce access to capital, and/or increase our costs of borrowing; (14) we cannot predict the outcome of litigation matters and other contingencies that we may be involved with from time to time; (15) Our failure to comply with the requirements of environmental regulations could adversely affect our business; (16) we face a variety of risks in our reliance on third-party service companies, including shipping companies, for the delivery of our products and outsourcing arrangements; (17) changes in accounting rules could adversely affect our future operating results; (18) our quarterly results have fluctuated significantly; (19) despite its global presence, Ingram Micro may fail to proactively identify and tap into emerging markets and geographies; (20) the possibility of our acquisition by Tianjin Tianhai / the HNA Group not being timely completed, if completed at all; and (21) prior to the completion of our acquisition by Tianjin Tianhai / the HNA Group, our business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with vendors, customers, licensees, other business partners or governmental entities, or retain key employees. We have historically instituted, and will continue to institute, changes to our strategies, operations and processes in an effort to address and mitigate risks; however, there are no assurances that Ingram Micro will be successful in these efforts. For a further discussion of significant factors to consider in connection with forward-looking statements concerning Ingram Micro, reference is made to our SEC filings, and specifically to Item 1A-Risk Factors, of our latest Annual Report on Form 10K.
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro’s express written permission. 15

Dear Ingram Micro Vendor [/ INSERT STANDARD GREETING],

At Ingram Micro, we place great value on our relationships with business partners, so I wanted to be the first to share with you some important news about our company. Today, we announced that Ingram Micro has entered into an agreement to be acquired by Tianjin Tianhai Investment Company, Ltd. (Tianjin Tianhai) to become a part of HNA Group, a Hainan-based global conglomerate and Tianjin Tianhai’s largest shareholder (via HNA Group’s subsidiaries). We strongly believe that being part of the HNA Group family of companies will further strengthen our capabilities to offer industry-leading, differentiated and easy-to-manage solutions to our vendor partners worldwide. The press release we issued is attached here for reference.

Ingram Micro will continue to operate independently, as a subsidiary of Tianjin Tianhai and a part of HNA Group. HNA Group is a multinational conglomerate with in excess of $90 billion in assets encompassing aviation, airport management, financial services, real estate, retail, tourism, transportation and logistics. Based in Hainan, HNA Group has a long history of investing in multinational companies and partnering with leading, well run brands to support and accelerate management’s strategic initiatives. HNA Group’s recent investments include Zurich-based, Swissport International, the world’s largest provider of aviation ground and cargo handling services, and Avolon, a formerly NYSE-listed provider of aircraft leasing and lease management services, as well as U.S.-based companies such as Red Lion Hotels. HNA Group shares our vision for Ingram Micro and is dedicated to offering innovative solutions across the IT ecosystem and providing a superior vendor experience.

Importantly, more than anything this merger represents a change in our equity ownership and will not impact the way we do business together. HNA Group has assured us that Ingram Micro will continue to be headquartered in Irvine, California, our management team and associates are all expected to remain in place and our local country operations and execution on our strategies will continue unaffected. Our commitment to maintaining and building on our trusted relationship with you as a value-add partner will not change, and we remain dedicated to our core values that have made Ingram Micro an industry leader. In fact, HNA Group’s pillars of focus are well aligned with our core values, including a commitment to integrity, performance and innovation.

HNA Group has substantial financial and operational resources and has assured us it fully supports Ingram Micro’s strategic direction. As a part of HNA Group, Ingram Micro expects to accelerate our investments, both organically and through M&A, to enhance and add to our capabilities in high value IT solutions, mobility lifecycle services, commerce and fulfillment solutions and cloud, while also further extending our geographic reach. Through the merger, Ingram Micro joins a larger organization that has complementary logistics capabilities and a significant presence in emerging markets, which we believe will further benefit our vendors’ business initiatives. Additionally, Ingram Micro will transition from an NYSE-listed company to a part of HNA Group, giving us added flexibility and resources to achieve our strategic goals and enable us to even better support you in your growth and profitability objectives. We view this as an exciting opportunity to accelerate our innovation and invest in a future that lies beyond the next quarter.

We expect the merger to be completed in the second half of 2016, subject to Ingram Micro and Tianjin Tianhai shareholder approvals and customary regulatory approvals. Although we expect very little, if anything, to change once we’re part of HNA Group, until we close the transaction it is business as usual. Your point of contact at Ingram Micro will stay the same and our commitment to you is as strong as ever as we begin this new chapter of growth and continued success. Rest assured that we are focused on effecting a seamless transition.

We value your partnership and thank you for your continued support. We have provided additional information on our website that may be helpful. As always, if you have any questions please reach out to your regular contact. Our top priority continues to be to ensure that your needs are met and to deliver a best-in-class experience in everything we do.

Best Regards,

[insert title]

Additional Information

In connection with the proposed merger, Ingram Micro will file a proxy statement with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) from the “Investors” section of Ingram Micro’s website or by contacting Ingram Micro’s investor relations department via e-mail at damon.wright@ingrammicro.com.

Participants in the Solicitation

Ingram Micro and its directors, executive officers and other members of its management and employees as well as Tianjin Tianhai and the HNA Group and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Ingram Micro’s stockholders with respect to the merger. Information about Ingram Micro’s directors and executive officers and their ownership of Ingram Micro’s common stock is set forth in the proxy statement for Ingram Micro’s 2015 Annual Meeting of Stockholders and Ingram Micro’s Annual Report on Form 10-K for the fiscal year ended January 3, 2015. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Ingram Micro’s directors and executive officers in the merger, which may be different than those of Ingram Micro’s stockholders generally, by reading the proxy statement (when available) and other relevant documents regarding the merger, which will be filed with the SEC.

Cautionary Statement for the Purpose of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The matters in this communication that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act are based on current management expectations. Certain risks may cause such expectations to not be achieved and, in turn, may have a material adverse effect on Ingram Micro’s business, financial condition and results of operations. Ingram Micro disclaims any duty to update any forward-looking statements. Important risk factors that could cause actual results to differ materially from those discussed in the forward-looking statements include, without limitation: (1) changes in macro-economic and geopolitical conditions can affect our business and results of operations; (2) our acquisition and investment strategies may not produce the expected benefits, which may adversely affect results of operations; (3) we are dependent on a variety of information systems, which, if not properly functioning, and available, or if we experience system security breaches, data protection breaches or other cyber-attacks, could adversely disrupt our business and harm our reputation and net sales; (4) the validity, subsistence and enforceability of the patent portfolio that we currently hold or acquire may be challenged, and we have a risk of being involved in intellectual property disputes that could cause us to incur substantial costs, divert the efforts of management or require us to pay substantial damages or licensing fees;(5) failure to retain and recruit key personnel would harm our ability to meet key objectives; (6) we operate a global business that exposes us to risks associated with conducting business in multiple jurisdictions; (7) our failure to adequately adapt to industry changes could negatively impact our future operating results; (8) we continually experience intense competition across all markets for our products and services; (9) termination of a key supply or services agreement or a significant change in supplier terms or conditions of sale could negatively affect our operating margins, revenue or the level of capital required to fund our operations; (10) substantial defaults by our customers or the loss of significant customers could negatively impact our business, results of operations, financial condition or liquidity; (11) changes in, or interpretations of, tax rules and regulations, changes in the mix of our business amongst different tax jurisdictions, and deterioration of the performance of our business may adversely affect our effective income tax rates or operating margins and we may be required to pay additional taxes and/or tax assessments, as well as record valuation allowances relating to our deferred tax assets; (12) our goodwill and identifiable intangible assets could become impaired, which could reduce the value of our assets and reduce our net income in the year in which the write-

off occurs; (13) changes in our credit rating or other market factors, such as adverse capital and credit market conditions or reductions in cash flow from operations may affect our ability to meet liquidity needs, reduce access to capital, and/or increase our costs of borrowing; (14) we cannot predict the outcome of litigation matters and other contingencies that we may be involved with from time to time; (15) Our failure to comply with the requirements of environmental regulations could adversely affect our business; (16) we face a variety of risks in our reliance on third-party service companies, including shipping companies, for the delivery of our products and outsourcing arrangements; (17) changes in accounting rules could adversely affect our future operating results; (18) our quarterly results have fluctuated significantly; (19) despite its global presence, Ingram Micro may fail to proactively identify and tap into emerging markets and geographies; (20) the possibility of our acquisition by Tianjin Tianhai / the HNA Group not being timely completed, if completed at all; and (21) prior to the completion of our acquisition by Tianjin Tianhai / the HNA Group, our business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with vendors, customers, licensees, other business partners or governmental entities, or retain key employees. We have historically instituted, and will continue to institute, changes to our strategies, operations and processes in an effort to address and mitigate risks; however, there are no assurances that Ingram Micro will be successful in these efforts. For a further discussion of significant factors to consider in connection with forward-looking statements concerning Ingram Micro, reference is made to our SEC filings, and specifically to Item 1A-Risk Factors, of our latest Annual Report on Form 10K.

Dear Ingram Micro Customer [/ INSERT STANDARD GREETING],

At Ingram Micro, we place great value on our relationships with business partners, so I wanted to be the first to share with you some important news about our company. Today, we announced that Ingram Micro has entered into an agreement to be acquired by Tianjin Tianhai Investment Company, Ltd. (Tianjin Tianhai) and become a part of HNA Group, a Hainan-based global conglomerate and Tianjin Tianhai’s largest shareholder (via HNA Group’s subsidiaries). We strongly believe that being part of the HNA Group’s family of companies will further strengthen our capabilities to offer industry-leading, differentiated and easy-to-manage solutions, including the industry’s broadest product portfolio, to our customer partners worldwide. The press release we issued is attached here for reference.

Ingram Micro will continue to operate independently, as a subsidiary of Tianjin Tianhai and a part of HNA Group. HNA Group is a multinational conglomerate with in excess of $90 billion in assets encompassing aviation, airport management, financial services, real estate, retail, tourism, transportation and logistics. Based in Hainan, HNA Group has a long history of investing in multinational companies and partnering with leading, well run brands to support and accelerate management’s strategic initiatives. HNA Group’s recent investments include Zurich-based, Swissport International, the world’s largest provider of aviation ground and cargo handling services, and Avolon, a formerly NYSE-listed provider of aircraft leasing and lease management services, as well as U.S.-based companies such as Red Lion Hotels. HNA Group shares our vision for Ingram Micro and is dedicated to offering innovative solutions across the IT ecosystem and providing a superior customer experience.

Importantly, more than anything this merger represents a change in our equity ownership and will not impact the way we do business together. HNA Group has assured us that Ingram Micro will continue to be headquartered in Irvine, California, our management team and associates are all expected to remain in place and our local country operations and execution on our strategies will continue unaffected. Ingram Micro’s IT systems will not be changing, so we will continue to connect electronically with you as we have in the past. Our commitment to maintaining and building on our trusted relationship with you as we help you achieve your growth and profitability objectives will not change, and we remain dedicated to our core values that have made Ingram Micro an industry leader. In fact, HNA Group’s pillars of focus are well aligned with our core values, including a commitment to integrity, performance and innovation.

HNA Group has substantial financial and operational resources and has assured us that it fully supports Ingram Micro’s strategic direction. As a part of HNA Group, Ingram Micro expects to accelerate our investments, both organically and through M&A, to continue to expand the revenue opportunities we can provide our customers through the addition of new offerings in high value IT solutions, mobility lifecycle services, commerce and fulfillment solutions and cloud. Through the acquisition, Ingram Micro joins a larger organization that has complementary logistics and financing capabilities and a significant presence in emerging markets, which we believe can further benefit the business initiatives of our customer partners. We view this as an exciting opportunity to accelerate our innovation and invest in a future that lies beyond the next quarter.

We expect the transaction to be completed in the second half of 2016, subject to Ingram Micro and Tianjin Tianhai shareholder approvals and customary regulatory approvals. Although we expect very little, if anything, to change once we’re part of HNA Group, until we close the transaction it is business as usual. Your point of contact at Ingram Micro will stay the same and our commitment to you is as strong as ever as we begin this new chapter of supporting your business objectives. Rest assured that we are focused on effecting a seamless transition.

We value your partnership and thank you for your continued support. We have provided additional information on our website that may be helpful. As always, if you have any questions please reach out to your regular contact. Our top priority continues to be to ensure that your needs are met and to deliver a best-in-class experience in everything we do.

Best Regards,

[insert title]

Additional Information

In connection with the proposed merger, Ingram Micro will file a proxy statement with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) from the “Investors” section of Ingram Micro’s website or by contacting Ingram Micro’s investor relations department via e-mail at damon.wright@ingrammicro.com.

Participants in the Solicitation

Ingram Micro and its directors, executive officers and other members of its management and employees as well as Tianjin Tianhai and the HNA Group and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Ingram Micro’s stockholders with respect to the merger. Information about Ingram Micro’s directors and executive officers and their ownership of Ingram Micro’s common stock is set forth in the proxy statement for Ingram Micro’s 2015 Annual Meeting of Stockholders and Ingram Micro’s Annual Report on Form 10-K for the fiscal year ended January 3, 2015. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Ingram Micro’s directors and executive officers in the merger, which may be different than those of Ingram Micro’s stockholders generally, by reading the proxy statement (when available) and other relevant documents regarding the merger, which will be filed with the SEC.

Cautionary Statement for the Purpose of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The matters in this communication that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act are based on current management expectations. Certain risks may cause such expectations to not be achieved and, in turn, may have a material adverse effect on Ingram Micro’s business, financial condition and results of operations. Ingram Micro disclaims any duty to update any forward-looking statements. Important risk factors that could cause actual results to differ materially from those discussed in the forward-looking statements include, without limitation: (1) changes in macro-economic and geopolitical conditions can affect our business and results of operations; (2) our acquisition and investment strategies may not produce the expected benefits, which may adversely affect results of operations; (3) we are dependent on a variety of information systems, which, if not properly functioning, and available, or if we experience system security breaches, data protection breaches or other cyber-attacks, could adversely disrupt our business and harm our reputation and net sales; (4) the validity, subsistence and enforceability of the patent portfolio that we currently hold or acquire may be challenged, and we have a risk of being involved in intellectual property disputes that could cause us to incur substantial costs, divert the efforts of management or require us to pay substantial damages or licensing fees;(5) failure to retain and recruit key personnel would harm our ability to meet key objectives; (6) we operate a global business that exposes us to risks associated with conducting business in multiple jurisdictions; (7) our failure to adequately adapt to industry changes could negatively impact our future operating results; (8) we continually experience intense competition across all markets for our products and services; (9) termination of a key supply or services agreement or a significant change in supplier terms or conditions of sale could negatively affect our operating margins, revenue or the level of capital required to fund our operations; (10) substantial defaults by our customers or the loss of significant customers could negatively impact our business, results of operations, financial condition or liquidity; (11) changes in, or interpretations of, tax rules and regulations, changes in the mix of our business amongst different tax jurisdictions, and deterioration of the performance of our business may adversely affect our effective income tax rates or operating margins and we may be required to pay additional taxes and/or tax assessments, as well as record valuation allowances relating to our deferred tax assets; (12) our goodwill and identifiable intangible assets could become impaired, which could reduce the value of our assets and reduce our net income in the year in which the write-

off occurs; (13) changes in our credit rating or other market factors, such as adverse capital and credit market conditions or reductions in cash flow from operations may affect our ability to meet liquidity needs, reduce access to capital, and/or increase our costs of borrowing; (14) we cannot predict the outcome of litigation matters and other contingencies that we may be involved with from time to time; (15) Our failure to comply with the requirements of environmental regulations could adversely affect our business; (16) we face a variety of risks in our reliance on third-party service companies, including shipping companies, for the delivery of our products and outsourcing arrangements; (17) changes in accounting rules could adversely affect our future operating results; (18) our quarterly results have fluctuated significantly; (19) despite its global presence, Ingram Micro may fail to proactively identify and tap into emerging markets and geographies; (20) the possibility of our acquisition by Tianjin Tianhai / the HNA Group not being timely completed, if completed at all; and (21) prior to the completion of our acquisition by Tianjin Tianhai / the HNA Group, our business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with vendors, customers, licensees, other business partners or governmental entities, or retain key employees. We have historically instituted, and will continue to institute, changes to our strategies, operations and processes in an effort to address and mitigate risks; however, there are no assurances that Ingram Micro will be successful in these efforts. For a further discussion of significant factors to consider in connection with forward-looking statements concerning Ingram Micro, reference is made to our SEC filings, and specifically to Item 1A-Risk Factors, of our latest Annual Report on Form 10K.

Company Update

Ingram micro enters into agreement to be acquired by

Tianjin Tianhai to become a part of HNA Group

All Ingram Micro Global Associates:

I am writing today to share a significant and exciting announcement about the future of our company. Today, we announced that Ingram Micro entered into a merger agreement to become a part of HNA Group, a Hainan-based global conglomerate and Tianjin Tianhai’s largest shareholder (via HNA Group’s subsidiaries). The merger values Ingram Micro at approximately $6.0 billion, or $38.90 per share. This merger will start an exciting next chapter for all Ingram Micro stakeholders, including our vendor and customer partners and you, our associates. With this merger, we will deliver near-term, compelling value to stockholders while also gaining the opportunity to accelerate the execution of our long-term strategy to deliver best-in-class solutions to our partners across the global IT ecosystem. Attached is the press release from today’s announcement along with FAQs to provide you with additional information.

HNA Group is a multinational conglomerate with in excess of $90 billion in assets encompassing aviation, airport management, financial services, real estate, retail, tourism, transportation and logistics. HNA Group has a long history of investing in multinational companies and partnering with leading, well run brands to support and accelerate management’s strategic initiatives. HNA Group’s recent investments include Zurich-based, Swissport International, the world’s largest provider of aviation ground and cargo handling services, and Avolon, a formerly NYSE-listed provider of aircraft leasing and lease management services, as well as U.S.-based companies such as Red Lion Hotels. HNA Group recognizes the outstanding value we have created at Ingram Micro, as well as the significant potential of our business.

HNA Group has a successful track record of supporting and empowering the existing management teams of the companies that join their group to ensure stability and continuity of the business. HNA Group is confident that as part of its family of companies, Ingram Micro has the opportunity to accelerate growth and achieve even greater success. In addition, we strongly believe that HNA Group’s pillars of focus are well aligned with our core values, including a commitment to integrity, performance and innovation.

Thanks to your contributions, we have made significant progress over the past few years toward our strategic and financial objectives. While we’ve taken tremendous steps forward, we are far from finished in the Ingram Micro success story. In fact, the rest of the management team and I see more opportunity ahead than ever before. This is a key reason why we are excited about joining HNA Group as it helps us in the pursuit of our strategy and goals, which do not change, except we can get there faster!

Most importantly, HNA Group has assured us that all local country operations and lines of business will continue unaffected as a result of this merger, with our corporate headquarters remaining in Irvine, California.

I will continue to lead the company as CEO and HNA Group has assured us that Ingram Micro will continue to operate in the same manner with our management and associates remaining in place across all operations, serving the same vendor and customer partners as before. As a part of HNA Group, Ingram Micro will benefit from being part of a larger organization that has complementary logistics capabilities and a significant presence in China and other emerging markets that we believe will benefit the business objectives of our vendor and customer partners. Ingram Micro will also have added flexibility and resources as a part of HNA Group to accelerate our strategy, including organic investment and M&A. We view this as an exciting opportunity to continue to innovate and invest in a future that lies beyond the next quarter.

I realize this news is unexpected, and I am sure you are all wondering what this means for each of you. I would like to assure you that it is business as usual at Ingram Micro and very little, if anything, is expected to change as a result of this merger. In fact, HNA Group has assured us that very few Ingram Micro positions will be impacted by this merger. Our brand, strategy, purpose and values remain unchanged. HNA Group has assured us that they are committed to maintaining the leadership and the core values that have made Ingram Micro a trusted partner, an industry leader and a great place to work.

Until the transaction is completed, which we expect will occur in the second half of 2016 subject to stockholder approval by both Tianjin Tianhai and Ingram Micro and customary regulatory approvals, Ingram Micro and HNA Group will continue to operate as separate companies. We should all remain focused on executing on our 2016 business plans and goals and providing our vendor and customer partners with the superior experience and solutions they have come to expect from us.

I recognize that you will have many questions about this announcement. As an immediate next step, I look forward to further discussing this with many of you at our Town Hall Meeting today at 3:00 PM PT. We will be recording the meeting and will send out a link to the video replay as soon as possible. You may also access an overview of HNA Group and a presentation covering the merger in the investor relations section of our website.

As is typical in these situations, you may receive inquiries from external parties and it’s important that we speak with one voice. Please do not attempt to respond on your own, but rather forward any customer or vendor inquiries to your head of HR or to your supervisor and any investor or the media inquiries to Damon Wright at (714) 382-5013 or damon.wright@ingrammicro.com.

This is an important next chapter for Ingram Micro and there is much more we can accomplish together to position Ingram Micro for long-term success. Thank you for your dedication and support. I am incredibly proud of the company that we have built and am excited about our future with HNA Group.

Alain Monié

Frequently Asked Questions – ASSOCIATES

1.	What was announced today?

•	Ingram Micro announced that it has entered into a definitive agreement to be acquired by Tianjin-based Tianjin Tianhai Investment Company, Ltd. (Tianjin Tianhai) and become a part of HNA Group.

•	In the merger, Ingram Micro will be acquired for approximately $6.0 billion, or $38.90 per share.

•	Upon close of the merger, Alain Monié will continue to lead the company as CEO and Ingram Micro will be an independent subsidiary of Tianjin Tianhai operating as Ingram Micro and a part of HNA Group.

•	Ingram Micro will transition from a NYSE-listed company to become a part of HNA Group, giving us added flexibility and resources to achieve our strategic goals and enabling us to even better support our vendor and customer partners in their growth and profitability objectives.

•	As a part of HNA Group, Ingram Micro expects to have the ability to accelerate our investments, both organically and through M&A, to enhance and add to our capabilities in high value IT solutions, mobility lifecycle services, commerce and fulfillment solutions and cloud, while also further extending our geographic reach.

•	As a result of this merger, Ingram Micro expects to benefit from being part of a larger organization that has complementary logistics capabilities and a significant presence in China and other emerging markets, which we believe can further benefit our vendor and customer partners.

•	We view this as an exciting opportunity to accelerate our innovation and invest in a future that lies beyond the next quarter.

2.	Who is Tianjin Tianhai and who is HNA Group ?

•	Tianjin Tianhai is a Shanghai Stock Exchange traded company where HNA Group is the largest shareholder (via HNA Group’s subsidiaries).

•	HNA Group is a Hainan-based global conglomerate with an industrial model structured around: aviation, tourism, transportation, logistics and financial services.

•	HNA Group has in excess of $90 billion in assets with significant operations in countries including China, the United States, Singapore, Australia, Turkey, Norway, France, Spain, Switzerland, Ireland, Ghana, Belgium and Netherlands.

•	HNA Group has a long history of investing in international companies and partnering with leading, well run brands to support and accelerate management’s strategic initiatives.

•	Recently closed acquisitions by HNA Group include Zurich-based, Swissport International, the world’s largest provider of ground and cargo handling services in the aviation industry, and Avolon, a formerly NYSE-listed provider of aircraft leasing and lease management services. HNA Group has also recently invested Spokane, WA-based and NYSE-listed Red Lion Hotels Corporation and Azul, Brazil’s third largest airline.

3.	What does this merger mean for me as an Ingram Micro associate?

•	Our expectation is that this merger will have no impact on day-to-day operations and it remains business as usual at Ingram Micro.

•	A significant part of HNA Group’s attraction to Ingram Micro is our exceptional associates, including our management teams. HNA Group has assured us that it is committed to maintain our associates, management and operations, including Ingram Micro’s offices, warehouses and other facilities.

4.	Will there be any layoffs as a result of this merger?

•	We expect very few, if any, Ingram Micro positions to be impacted as a result of this merger.

•	HNA Group recognizes that the assets of Ingram Micro’s business are our associates and our trusted relationships with our vendor and customer partners.

•	Ingram Micro expects to continue to operate in the same manner with our management and associate teams in place across our countries and lines of business, serving our vendor and customer partners as usual.

5.	Will any offices or other Ingram Micro facilities be shut-down or consolidated?

•	HNA Group has assured us that it is not planning any closures or consolidation of Ingram Micro offices, facilities or warehouses as a result of this merger and that there will be no change in how we conduct business operationally around the world.

•	HNA Group has assured us that it is committed to maintaining Ingram Micro’s operations, as well as our associates and management.

6.	How will the two companies be integrated?

•	HNA Group has assured us that it does not expect to close or combine offices as a result of this merger and there are currently no plans to integrate systems apart from what is currently doing.

•	As a part of HNA Group, we expect to continue to operate independently in the same manner with the same management and associate teams in place across our countries and lines of business.

7.	Where will the corporate headquarters be located?

•	Upon close of this merger, Ingram Micro will continue to be headquartered in Irvine, California.

8.	Does this announcement have an immediate effect on day-to-day operations at Ingram Micro?

•	No, the announcement has no immediate effect on day-to-day operations and we expect it to be business as usual.

9.	Do you consider the culture between the two companies a good fit?

•	Yes, Ingram Micro and HNA Group share a common set of values, with similar discipline in our overarching business practices and a resolute focus on providing a superior customer experience.

•	HNA Group’s executive management has extensive multinational experience working with businesses across the globe.

•	HNA Group recognizes that the assets of Ingram Micro’s business are our associates and our trusted relationships with our vendor and customer partners.

•	HNA Group understands that Ingram Micro’s success and the foundation of our trusted relationships with vendor and customer partners are based on strict adherence to our core values – which will not change – innovation, accountability, integrity, teamwork and respect, learning, and social responsibility.

10.	What is different about being owned by a Chinese company?

•	Chinese businesses continue to play a role of ever-increasing importance in the global economy and have been investing in multinational and U.S.-based businesses for a number of years, generally relying on the existing management teams and employees of the companies they acquire.

•	For example, more than 10 years ago, Lenovo acquired IBM’s PC business and made it into an even stronger global brand. Lenovo took a very hands-off approach, relying predominantly on the existing IBM PC business management team and employees and supported a dedicated focus to innovation and being able to branch out in new areas key to its growth.

•	More recently Lenovo has acquired Motorola Mobility and IBM’s server business, again looking to leverage strong brands and talented teams.

•	Other recent examples of Chinese investment are Smithfield Foods – the largest U.S.-based pork producer – being acquired by Shuanghui International; and General Electric selling its appliances business to Haier.

•	HNA Group has a long history of investing in multinational businesses and supporting and empowering the current management and employees to ensure the stability and continuity of the business operations that join HNA Group. Promoting continued innovation, new services introduction and brand management are fundamental to HNA Group’s overall strategy.

•	This merger is not expected to impact Ingram Micro’s approach to the markets we serve or our dedication to providing a superior experience for our vendor and customer partners; upon close it simply represents a change in our equity ownership.

•	We view this as an exciting opportunity to accelerate our innovation and invest in a future that lies beyond the next quarter.

11. Will the Ingram Micro name and brand stay the same?

•	Ingram Micro’s name and brand are well regarded and HNA Group has assured us that it will not change as a result of this merger.

•	Ingram Micro and HNA Group are committed to maintaining our integrity and brand excellence.

•	Our commitment to maintaining our trusted relationships with our vendor and customer partners is unwavering, as is our dedication to providing our associates throughout the world an engaging and rewarding work environment.

12.	Who will lead Ingram Micro? Will there be any changes to the executive leadership team?

•	Alain Monié will continue to lead Ingram Micro as CEO and HNA Group has assured us that our management team and associates will remain in place as a result of this merger.

•	HNA Group has assured us that all operations – including all lines of business and local country operations – are expected to continue unaffected in the same manner to which you are accustomed.

•	HNA Group recognizes the talent and success of our management team and we do not anticipate any changes to the management team at this time.

•	HNA Group’s pillars of focus are well aligned with our core values, including a commitment to integrity, performance and innovation.

13.	We’ve been doing so well executing on our strategy and improving our financial results, why has Ingram Micro decided to sell now?

•	We do not expect this merger to impact our strategy or the way we do business, upon close it simply represents a change in our equity ownership.

•	The Board determined that the price offered to Ingram Micro shareholders delivers near-term, considerable value to our stockholders at a substantial premium.

14.	How will this acquisition benefit associates?

•	Associates will have the opportunity to work for a larger, more diversified company, with the financial strength to maintain a competitive compensation and benefits environment.

•	As a part of HNA Group, Ingram Micro expects to have added flexibility and resources to pursue our strategy, including accelerating organic investment, M&A and further expansion into emerging markets.

•	As a part of a much larger organization and as we accelerate our strategic investments, we believe Ingram Micro associates will have access to compelling new opportunities to advance their career objectives.

•	Again, your role, duties and reporting structure are not expected to change and Ingram Micro is committed to continuing to retain and attract new talent.

•	Our brand, purpose, strategy and values remain unchanged.

15.	How should I talk about the merger with third parties, such as vendors, customers?

•	We are informing our customer and vendor partners of the details of this merger, why we are excited and affirming our commitment as their trusted partner to continuing to help them drive profitable growth and realize the promise of technology.

•	That said, please keep in mind that until the merger closes, Ingram Micro will remain a separate publicly reporting company.

•	If in doubt, ask your supervisor.

16.	When do you expect the merger to close?

•	We expect the merger to be completed in the second half of 2016, subject to shareholder approvals of both companies and customary regulatory approvals.

17.	What can associates expect until the acquisition is closed? What are the milestones that have to occur?

•	Associates should experience little to no change as we wait for this merger to close. It remains business as usual.

•	We should all remain focused on executing on our FY16 business plans and goals and providing our vendor and customer partners with the superior experience and solutions they have come to expect from us.

18.	What does it mean to cease being a public company and operate as a part of HNA Group?

•	Upon closing of this merger, which is subject to shareholder approvals and other customary closing conditions, Ingram Micro will be a part of HNA Group, our stock will no longer be traded on the NYSE stock exchange, and we will no longer be subject to NYSE rules and regulations and most public company reporting requirements.

•	Our brand, purpose, strategy and values remain unchanged. Ingram Micro expects to continue to operate in the same manner with our management and associate teams in place across our countries and lines of business, serving our vendor and customer partners as usual.

19.	Will my benefits, compensation or title change?

•	There will not be any changes to associate benefits, total compensation or titles due to this merger prior to the close of the merger, nor do we do expect to have any changes following the close of the merger.

20.	If I am not retained as an associate, what are the terms of my severance package?

•	We currently expect very few, if any, Ingram Micro positions to be impacted as a result of this merger.

•	If any positions are impacted after the close of the merger, Ingram Micro has a practice of providing a fair and competitive severance package to any associate who may not be retained as a result of the acquisition.

21.	Where do I direct questions or concerns during the period before the merger closes?

•	Should you have questions not addressed in these FAQs, please contact your local HR representative.

22.	What should I do if the media contacts me?

•	Please refer the call to your country’s media contact or to Damon Wright at corporate headquarters, +1 (714) 382-5013 or damon.wright@ingrammicro.com.

23.	What should I do if an investor contacts me?

•	Please refer the investor to Damon Wright at +1 (714) 382-5013 or damon.wright@ingrammicro.com.

Additional Information

In connection with the proposed merger, Ingram Micro will file a proxy statement with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) from the “Investors” section of Ingram Micro’s website or by contacting Ingram Micro’s investor relations department via e-mail at damon.wright@ingrammicro.com.

Participants in the Solicitation

Ingram Micro and its directors, executive officers and other members of its management and employees as well as Tianjin Tianhai and the HNA Group and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Ingram Micro’s stockholders with respect to the merger. Information about Ingram Micro’s directors and executive officers and their ownership of Ingram Micro’s common stock is set forth in the proxy statement for Ingram Micro’s 2015 Annual Meeting of Stockholders and Ingram Micro’s Annual Report on Form 10-K for the fiscal year ended January 3, 2015. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Ingram Micro’s directors and executive officers in the merger, which may be different than those of Ingram Micro’s stockholders generally, by reading the proxy statement (when available) and other relevant documents regarding the merger, which will be filed with the SEC.

Cautionary Statement for the Purpose of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The matters in this communication that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act are based on current management expectations. Certain risks may cause such expectations to not be achieved and, in turn, may have a material adverse effect on Ingram Micro’s business, financial condition and results of operations. Ingram Micro disclaims any duty to update any forward-looking statements. Important risk factors that could cause actual results to differ materially from those discussed in the forward-looking statements include, without limitation: (1) changes in macro-economic and geopolitical conditions can affect our business and results of operations; (2) our acquisition and investment strategies may not produce the expected benefits, which may adversely affect results of operations; (3) we are dependent on a variety of information systems, which, if not properly functioning, and available, or if we experience system security breaches, data protection breaches or other cyber-attacks, could adversely disrupt our business and harm our reputation and net sales; (4) the validity, subsistence and enforceability of the patent portfolio that we currently hold or acquire may be challenged, and we have a risk of being involved in intellectual property disputes that could cause us to incur substantial costs, divert the efforts of management or require us to pay substantial damages or licensing fees;(5) failure to retain and recruit key personnel would harm our ability to meet key objectives; (6) we operate a global business that exposes us to risks associated with conducting business in multiple jurisdictions; (7) our failure to adequately adapt to industry changes could negatively impact our future operating results; (8) we continually experience intense competition across all markets for our products and services; (9) termination of a key supply or services agreement or a significant change in supplier terms or conditions of sale could negatively affect our operating margins, revenue or the level of capital required to fund our operations; (10) substantial defaults by our customers or the loss of significant customers could negatively impact our business, results of operations, financial condition or liquidity; (11) changes in, or interpretations of, tax rules and regulations, changes in the mix of our business amongst different tax jurisdictions, and deterioration of the performance of our business may adversely affect our effective income tax rates or operating margins and we may be required to pay additional taxes and/or tax assessments, as well as record valuation allowances relating to our deferred tax assets; (12) our goodwill and identifiable intangible assets could become impaired, which could reduce the value of our assets and reduce our net income in the year in which the write-off occurs; (13) changes in our credit rating or other market factors, such as adverse capital and credit market conditions or reductions in cash flow from operations may affect our ability to meet liquidity needs, reduce access to capital, and/or increase our costs of borrowing; (14) we cannot predict the outcome of litigation matters and other contingencies that we may be involved with from time to time; (15) Our failure to comply with the requirements of environmental regulations could adversely affect our business; (16) we face a variety of risks in our reliance on third-party service companies, including shipping companies, for the delivery of our products and outsourcing arrangements; (17) changes in accounting rules could adversely affect our future operating results; (18) our quarterly results have fluctuated significantly; (19) despite its global presence, Ingram Micro may fail to proactively identify and tap into emerging markets and geographies; (20) the possibility of our acquisition by Tianjin Tianhai / the HNA Group not being timely completed, if completed at all; and (21) prior to the completion of our acquisition by Tianjin Tianhai / the HNA Group, our business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with vendors, customers, licensees, other business partners or governmental entities, or retain key employees. We have historically instituted, and will continue to institute, changes to our strategies, operations and processes in an effort to address and mitigate risks; however, there are no assurances that Ingram Micro will be successful in these efforts. For a further discussion of significant factors to consider in connection with forward-looking statements concerning Ingram Micro, reference is made to our SEC filings, and specifically to Item 1A-Risk Factors, of our latest Annual Report on Form 10K.

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DEDICATED TO HELPING BUSINESSES AROUND THE WORLD REALIZE THE PROMISE OF TECHNOLOGY™
BUILDING ON INGRAM MICRO’S LONG-TERM STRATEGY AND FOCUS
Ingram Micro will gain added flexibility and resources to accelerate strategic initiatives, including investing organically and through M&A to enhance and add to our expertise and capabilities in high value IT solutions, mobility lifecycle services, commerce and fulfillment solutions and cloud.
AN EXCITING OPPORTUNITY
to accelerate innovation and invest in a future that lies beyond the next quarter, with doing what’s best for our vendor and customer partners as our only motivation.
HNA IS COMMIT TED TO INGRAM MICRO’S ASSOCIATES, OPERATIONS, LEADERSHIP, BRAND AND VALUES
As a part of HNA Group, Ingram Micro will continue delivering best-in-class solutions across the global IT ecosystem.
SHARED VISION DEDICATED TO
OFFERING INNOVATIVE SOLUTIONS AND PROVIDING A SUPERIOR VENDOR AND CUSTOMER PARTNER EXPERIENCE
Similar cultures and focus with stated core values including integrity, performance and innovation.
HNA and Ingram Micro are devoted to bringing industry-leading, differentiated, simplified and easy-to-manage solutions to partners worldwide.
Complementary logistics capabilities can provide enhanced service levels to partners.
HNA gains Ingram Micro’s unrivaled global infrastructure and solutions portfolio, an outstanding and talented team, a proven business model and a globally recognized brand.
THE CURRENT MANAGEMENT TEAM IS EXPECTED TO REMAIN IN PLACE
All lines of business and local country operations continue unaffected.
No change to the way Ingram Micro does business with vendors and customers.
Systems, global infrastructure and facilities do not change.
Committed to growing product and solutions portfolio and geographic reach.
HNA GROUP: AN IDEAL PARTNER FOR INGRAM MICRO
Successful history of investing in multinational businesses and partnering with leading, well run brands to support and accelerate management’s strategic initiatives.
180,000 Associates 820 Aircraft in Fleet 330 Retail Stores
450 International and Domestic Hotels 50 Ships of Different Types 700 International and domestic air routes
IN EXCESS OF $90 BILLION IN ASSETS
HNA’S RECENT ACQUISITIONS

ADDITIONAL INFORMATION
In connection with the proposed merger, Ingram Micro will file a proxy statement with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at Ingram Micro’s website at http://phx.corporate-ir.net/phoenix.zhtml?c=98566&p=irol-irhome or by contacting Ingram Micro’s investor relations department via e-mail at damon.wright@ingrammicro.com.
PARTICIPANTS IN THE SOLICITATION
Ingram Micro and its directors, executive officers and other members of its management and employees as well as Tianjin Tianhai Investment Company and HNA Group and their directors and officers may be deemed to be participants in the solicitation of proxies from Ingram Micro’s stockholders with respect to the merger. Information about Ingram Micro’s directors and executive officers and their ownership of Ingram Micro’s common stock is set forth in the proxy statement for Ingram Micro’s 2015 Annual Meeting of Stockholders and Ingram Micro’s Annual Report on Form 10-K for the fiscal year ended January 3, 2015. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Ingram Micro’s directors and executive officers in the merger, which may be different than those of Ingram Micro’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger, which will be filed with the SEC.